Exhibit 10.14

             Amendment No. 1 to Omega Employee Stock Ownership Plan

                           OMEGA FINANCIAL CORPORATION

                          EMPLOYEE STOCK OWNERSHIP PLAN

                      (Restated, Effective January 1, 1997)

                                 AMENDMENT NO. 1

      Omega Financial Corporation, a Pennsylvania corporation (the "Employer"), hereby adopts this amendment to the Omega Financial Corporation Employee Stock Ownership Plan ("Plan"). This amendment is adopted pursuant to Section 17.01 of the Plan.

      1. Section 6.06 (f) of the Plan is hereby amended by adding the following to the end thereof:

                  "With regard to Limitation Years commencing after December 31,
            1997, compensation paid or made available during such Limitation Years shall include any elective deferral within the meaning of
            Section 402(g)(3) of the Code, and any amount which is contributed or deferred by the Employer at the election of the Employee, and which is not includable in the gross income of the Employee by reason of Sections 125 or 457."

      2.    This amendment is effective as of January 1, 1998.

      IN WITNESS WHEREOF, and as evidence of the adoption of this Amendment, the Employer has caused the same to be executed and attested by its duly authorized officers this 28th day of October, 2002.

ATTEST:                                      OMEGA FINANCIAL CORPORATION


         /s/ David N. Thiel                  By: /s/ David B. Lee
                                                 --------------------
               Secretary                     Title: Chairman and CEO
                                                    -----------------


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